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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 2, 2001


                               NARA BANCORP, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                                         95-4170121
 (State or other jurisdiction of                         (I.R.S. employer
  incorporation or organization)                       identification number)


                             COMMISSION FILE NUMBER:


                             3701 WILSHIRE BOULEVARD
                          LOS ANGELES, CALIFORNIA 90010
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 639-1700


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)






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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                  NOT APPLICABLE

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  NOT APPLICABLE

ITEM 3   BANKRUPTCY OR RECEIVERSHIP

                  NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  NOT APPLICABLE


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On February 2, 2001, Nara Bancorp, Inc. a Delaware corporation became the holding company of Nara Bank, National Association in accordance with the terms of an Agreement and Plan of Reorganization. Prior to the completion of the reorganization, Nara Bank was subject to the information, reporting and proxy statement requirements of the Securities Exchange Act of 1934, pursuant to the regulations of its primary regulatory, the Office of the Comptroller of the Currency. Accordingly, Nara Bank filed annual and quarterly reports, proxy statements and other information with the Office of the Comptroller of the Currency.

     Pursuant to Rule 12g-3 of the Securities Exchange Act, on the effective date of the reorganization, Nara Bancorp automatically succeeded to the reporting obligations of Nara Bank. Filings made by Nara Bancorp under the Securities Exchange Act will be made with the Securities and Exchange Commission rather than with the Office of the Comptroller of the Currency. Nara Bank's reporting obligations under the Securities Exchange Act ended when Nara Bancorp's reporting obligations began. Nara Bancorp's common stock has been accepted for listing and is quoted on the Nasdaq National Market System under the former trading symbol of Nara Bank's common stock "NARA".

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (A)      FINANCIAL STATEMENTS

                           NOT APPLICABLE

                  (B)      PRO FORMA FINANCIAL INFORMATION

                           NOT APPLICABLE





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                  (C)      EXHIBITS

                           2.1 Plan of Reorganization and Merger Agreement filed as Appendix II to the Proxy Statement/ Prospectus included in the Registration Statement on Form S-4 filed by the Company with the Commission on November 16, 2000
                                 (File No. 333-50126), and incorporated herein by reference.

                           4.1 Form of Stock Certificate, filed as Exhibit 4.1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 filed by the Company with the Commission on December 5, 2000 (file No. 333-50126) and incorporated herein by reference.

ITEM 8.  CHANGE IN FISCAL YEAR

                  NOT APPLICABLE

ITEM 9.  REGULATION FD DISCLOSURE

                  NOT APPLICABLE









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NARA BANCORP
                                           (Registrant)



Date:  February 2, 2001                        By: /s/ Benjamin Hong
                                                   ----------------------------
                                                       Benjamin Hong,
                                                       President and
                                                       Chief Executive Officer







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